UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2019

LIQUIDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                                           Regulation FD Disclosure.

On October 2, 2019, Liquidia Technologies, Inc. (the “Company”) provided an update on the Phase 3 development program for LIQ861, an investigational treatment for pulmonary arterial hypertension (“PAH”), and updated its company overview (the “Company Overview”). A copy of the slides comprising the Company Overview is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company Overview may also be accessed under the “Investors” tab on the Company’s website at www.liquidia.com.

The clinical program for LIQ861 has been completed and the Company is proceeding with plans for submission of the new drug application (the “NDA”) for the treatment of adults with PAH.

The Company has recently conducted a pre-NDA meeting with the U.S. Food and Drug Administration (the “FDA”) with respect to the chemistry, manufacturing and controls (“CMC”) aspects of the LIQ861 NDA and received no new CMC requirements from the FDA for NDA submission. Moreover, the supplemental healthy volunteer pharmacokinetics study showed minimized subject variability and the Company believes it has established comparative bioavailability to the reference listed drug.

The Company has also requested a pre-NDA meeting with the FDA focused on clinical and nonclinical contents of the NDA. The date of this meeting has not yet been confirmed but the Company anticipates that the meeting will likely occur in November, 2019. While the Company continues to focus its efforts on submitting the NDA as expeditiously as possible, without clear timing of its clinical and nonclinical pre-NDA meeting and potential follow-on FDA requirements, if any, the Company is now anticipating an early first quarter 2020 NDA submission for LIQ861.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the Company Overview slides, attached to this report as Exhibit 99.1, are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risk and uncertainties related thereto.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Liquidia Technologies, Inc. October 2019 Company Overview.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2019	Liquidia Technologies, Inc.

	By:	/s/ Richard D. Katz, M.D.
		Name:	Richard D. Katz, M.D.
		Title:	Chief Financial Officer